SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 8, 2003
                                 Date of Report
                        (Date of earliest event reported)

                            THE CLASSICA GROUP, INC.
               (Exact name of Registrant as specified in charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)


       0-19721                                   13-3413467
(Commission File No.)               (IRS Employer Identification Number)

                                2400 Main Street
                                    Suite 12
                          Sayreville, New Jersey 08872
                     (Address of Principal Executive Office)

                                 (732) 727-7800
              (Registrant's telephone number, including area code)



                             1835 Swarthmore Avenue
                           Lakewood, New Jersey 08701
                 (Former Address, if changed since last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


a. On December 31, 2002 ("the closing date"), The Classica Group, Inc.'s wholly owned subsidiary Cucina Classica Italiana, Inc. ("CCI") divested its Galbani(R) brand cheese and meat products importing and distribution business segment to Atalanta Corporation, a New York Corporation with offices at Atalanta Plaza, Elizabeth, New Jersey 07206 ("Atalanta"). CCI previously sold its domestic grated, shredded and dry cheese processing and distribution business segment to Tipico Products Company, Inc. ("Tipico"), an affiliate of Atalanta.
b.
The nature and amount of the consideration received was:

           Cash                                                 $    980,394.88
           Assumption by Atalanta of a portion of the Trade
            Account Payable due to S.p.A. Egidio Galbani
            from CCI                                                 300,000.00
                                                                  --------------

         Total Consideration                                    $  1,280,394.88
                                                                  ==============


The amount of the consideration was determined through arms length negotiations between the parties.

There was no material relationship between Atalanta, Tipico, and The Classica Group, Inc. or any of its affiliates, any director or officer of The Classica Group, Inc., or any associate of any such director or officer.

ITEM 5.       OTHER EVENTS

      On December 13, 2002, the Company completed a private placement of shares of its common stock at market from which the Company received gross proceeds of $1,030,000. The common stock issued in the transaction are subject to a registration rights agreement which, among other provisions, requires that the Company file to register the shares with the Securities and Exchange Commission within 30 days, An extension of 7 days to January 20, 2003 was obtained by the Company. The Company received $ 877,000 in net proceeds from the sale of 1,236,000 shares of its common stock in this private placement. These shares were included in Form SB-2 filed with the Securities and Exchange Commission on January 21, 2003.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

b. Pro Forma Financial Information is incorporated by reference to Form 8-K filed on January 9, 2003, as amended on January 13, 2003.

c.       Exhibits

                Exhibit 10.1    Agreement with Atalanta for the sale of
                                 the import cheese business.*

                Exhibit 10.2    Agreement with Tipico for the sale of the
                                 domestic cheese business.*


*Previously attached as an exhibit with Form 8-K filed on January 9, 2003, as amended on January 13, 2003.


      Certain statements in this report are forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by The Classica Group, Inc. with the Securities and Exchange Commission.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE CLASSICA GROUP, INC.


DATE:  May 8, 2003            By:   /s/ Scott G. Halperin
                                       --------------------------------
                                        Scott G. Halperin

                                        Chairman and Chief Executive Officer

DATE:  May 8, 2003            By:   /s/ Bernard F. Lillis, Jr.
                                       --------------------------------
                                        Bernard F. Lillis, Jr.
                                        Chief Financial Officer and
                                        Chief Administrative Officer


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